SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 11, 2008

Davi Skin, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-14297	86-0907471
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11990 San Vicente Boulevard, Suite 300, Marina Rey, California 90049
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  310-827-0800

4223 Glencoe Avenue, Suite B130 Marina Del Rey California
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01    Other Events

On July 1, 2008 the Company moved its principal offices to 11990 San Vicente Boulevard, Suite 300 Los Angeles, California 90049 the phone numbers and fax numbers remain unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Davi Skin, Inc.

/s/ Jan Wallace
Jan Wallace
President, CEO, Director

Date: July 11, 2008

2